EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



     We hereby consent to the use of our report for the six months ended June 30, 2003, dated August 13, 2003 in the Form 10QSB for Worldwide Wireless Network, Inc.


          /s/
Chisholm  &  Associates
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